UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2012

ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2012


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ===============================================

       ANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       JULY 31, 2012

 ===============================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"ALTHOUGH INDIVIDUAL CIRCUMSTANCES MAY VARY,
WE BELIEVE THAT INVESTORS SHOULD MAINTAIN A        [PHOTO OF DANIEL S. McNAMARA]
PORTFOLIO WITH A LONG-TERM PERSPECTIVE."

--------------------------------------------------------------------------------

AUGUST 2012

The more things change, the more they stay the same. Investors, who were worried during the summer of 2011 about Europe and a U.S. government shutdown, found themselves worrying at the end of the reporting period about Europe and the U.S. "fiscal cliff." Overhanging it all -- the persistent slow-growth trajectory of the U.S. economy.

At the beginning of the reporting period, the U.S. economy appeared to be gaining strength, as it rebounded from an earlier slowdown. Though weaker-than-expected data surprised the markets in the fall of 2011, economic conditions -- including the level of unemployment -- seemed to improve during the winter. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. In fact, despite hopes that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook.

Meanwhile, politics have delayed what is expected to be a rancorous debate in Congress over another increase in the nation's debt ceiling. There also is concern about the "fiscal cliff." Unless Congress acts, $1.2 trillion in tax hikes and spending cuts, including a large reduction in military spending, will automatically take effect in 2013.

The European sovereign debt crisis also continues to roil the markets. For the last three years, market sentiment has been at the mercy of events in the European Union (EU). As yet, a lasting solution remains elusive. Policymakers have taken only incremental steps to buy time for the EU's weakest members to regain fiscal balance. Many of these nations, including Greece, Spain, and Italy, are weighed down by a staggering amount of debt.

================================================================================

================================================================================

The uncertainty has driven a risk-on, risk-off trade in which investors shift back and forth between riskier asset classes, such as stocks and safe-haven investments, such as U.S. Treasuries. When investors are optimistic, they seek out riskier asset classes. When they are fearful, they generally favor safe-haven securities.

In the midst of this turmoil, U.S. stocks posted solid results. Indeed, compared to many other asset classes, U.S. equity performance has been outstanding. During the reporting period, the S&P 500(R) Index recorded a gain of about 9%. Still, many observers have been disappointed; stocks have not generated the larger returns they anticipated. Although individual circumstances may vary, we believe that investors should maintain a portfolio with a long-term perspective.

Fixed-income securities appear to have returned to their traditional role as an income generator. Though bonds have delivered robust returns in recent years, we don't believe they will have the same kind of performance going forward. Furthermore, the strong price appreciation also has implications for bonds' income potential. As bond prices increased, their yields dropped near record lows. In this environment, we feel it's more important than ever to have a team of experienced bond managers working on your behalf, seeking to enhance the income you receive from your USAA fixed-income funds. Both our equity and fixed-income managers will continue working hard to meet your investment needs.

From all of us at USAA Asset Management Company, I'd like to thank you for your continued investment in our family of no-load mutual funds. We are proud of what we have been able to accomplish in all kinds of market environments.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Mutual fund operating expenses apply and continue throughout the life of the fund.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

  Distributions to Shareholders                                              11

  Report of Independent Registered Public Accounting Firm                    12

  Portfolio of Investments                                                   13

  Notes to Portfolio of Investments                                          23

  Financial Statements                                                       24

  Notes to Financial Statements                                              27

EXPENSE EXAMPLE                                                              44

ADVISORY AGREEMENTS                                                          46

TRUSTEES' AND OFFICERS' INFORMATION                                          54

The opinions expressed herein should not be considered as promises or advice and are applicable only through the period on the front of this report. The risks of investing in your fund are listed within its prospectus.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CAPITAL GROWTH FUND (THE FUND) HAS AN INVESTMENT OBJECTIVE OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest primarily in equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF MICHAEL P. McELROY]                          [PHOTO OF ADAM J. PETRYK]
  MICHAEL P. McELROY, CFA                                ADAM J. PETRYK, CFA
  Batterymarch Financial                                 Batterymarch Financial
  Management, Inc.                                       Management, Inc.

--------------------------------------------------------------------------------

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM?

  At the end of the reporting period, the Fund had a total return of -5.45%. This compares to returns of -6.07% for the Lipper Global Funds Index and -1.98% for the MSCI World Index (the Index).

o HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR GLOBAL STOCKS DURING THE REPORTING PERIOD?

  Global markets were volatile at the start the reporting period as a result of policymakers' failure to implement a credible solution for the Greek debt crisis, political brinksmanship in the United States over the country's debt ceiling, and a slowdown in China's economy. Nevertheless, by October of 2011, investors began to shrug off the idea of a U.S. recession and displayed optimism regarding Europe as the European Union's (EU) political leaders began to take action regarding the EU's debt crisis. However, by the start of the second quarter, many drivers of global growth appeared to slow. Investors became deeply worried about the global economy, as a number of European markets slipped into recession, with possible implications for U.S. growth. A key concern for many investors was whether

  Refer to page 7 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

  policymakers in Europe and the United States would continue to support favorable growth policies. Investors shunned risk assets in favor of safer havens, despite U.S. economic indicators that continued to point toward sustained, albeit slow, growth.

  Equity markets then turned modestly positive in early June of this year, as investors guessed that the U.S. Federal Reserve would extend its growth policies in response to a third consecutive disappointing employment report. Positive market performance continued through the end of the reporting period, supported by a series of favorable policy moves around the globe. A Chinese interest rate cut in June 2012, was followed by an EU agreement to bail out Spanish banks. Greek election results favored austerity as well as continued euro zone participation. Later that month, EU leaders decided to separate bank and sovereign financing. Equity markets ended the second calendar quarter with a sense of euphoria, though pessimism also remained close at hand, as defensive sectors outperformed this past July.

o PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

  Batterymarch employs a disciplined framework to compare global stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value, as well as other dimensions such as cash flow, earnings growth, and analyst expectations.

  During the period, stock selection detracted from relative performance, especially within our U.S. information technology, consumer staples, and health care positions. Stock selection was positive within U.S. consumer discretionary and energy stocks and in Continental European financials. An overweight to Intel Corp. was the top contributor at the individual security level, followed by a number of non-benchmark positions, including Woolworths Holdings Ltd., The Shaw Group, Inc.,

  The Shaw Group, Inc. was sold out of the Fund prior to July 31, 2012.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

  and Brinker International, Inc. The largest detractors came from overweights to Hewlett-Packard Co., the non-benchmark holding Yanzhou Coal Mining Co. Ltd., and Wendel. We didn't hold AT&T, Inc. during the reporting period, which was also subtractive as the company posted a double-digit return.

  From a regional allocation perspective, Batterymarch's positions in emerging markets detracted from relative return given underperformance for emerging market stocks compared with developed market issues. An underweight to the United States and an overweight to Japan also detracted from relative return, while an underweight to Continental Europe added value.

o HOW IS THE FUND POSITIONED REGIONALLY?

  The Fund's regional weightings are largely a byproduct of individual stock rankings. As of period end, the Fund held a significant weighting in emerging markets, which are almost unrepresented in the Index. The Fund was slightly overweight in Japan as well as Continental Europe, where exposure has been added over the period. Our largest underweights were to the United States and the combined "region" of commodity-oriented Australia, New Zealand, and Canada.

o WHAT IS YOUR OUTLOOK FOR GLOBAL STOCKS?

  Broad growth trends remain in place, corporate balance sheets are strong, and job growth continues. Commodity prices have stabilized, with soaring prices for corn the notable exception given the severe July 2012 drought in most of the United States. However, with the recent weakening that we have seen in manufacturing and other sectors, some central banks, particularly in Europe and China, have stated that they are positioned to take action. At period end, euro zone stocks appear inexpensive as well as oversold while cyclical sectors look increasingly attractive.

  Yanzhou Coal Mining Co. Ltd., and Wendel were sold out of the Fund prior to July 31, 2012.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

  Given this backdrop, we feel strongly that the best way to prudently capture value is by maintaining a broadly diversified portfolio of what we believe to be fundamentally attractive stocks with a focus on companies that should perform well against their peers over the longer term.

  On behalf of USAA Asset Management Company, thank you for your investment in the Fund.

  Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND (THE FUND) (Ticker Symbol: USCGX)

--------------------------------------------------------------------------------
                                       7/31/12                      7/31/11
--------------------------------------------------------------------------------
Net Assets                         $568.9 Million               $683.9 Million
Net Asset Value Per Share              $6.44                        $6.91

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/12
--------------------------------------------------------------------------------
  1 Year                            5 Years                           10 Years
  -5.45%                             -4.71%                             7.19%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/11*
--------------------------------------------------------------------------------
Before Reimbursement          1.34%           After Reimbursement        1.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIOS REPRESENT THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2011, AND ARE CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. USAA ASSET MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2012, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES SO THAT THE TOTAL EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE FUND'S AVERAGE NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2012. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA CAPITAL                  LIPPER
                      GROWTH FUND            GLOBAL FUNDS INDEX       MSCI WORLD INDEX
 7/31/2002            $10,000.00                 $10,000.00              $10,000.00
 8/31/2002             10,211.27                  10,046.02               10,017.08
 9/30/2002              9,600.94                   9,047.44                8,914.19
10/31/2002              9,976.53                   9,564.31                9,571.03
11/30/2002             10,375.59                  10,032.46               10,085.60
12/31/2002              9,765.26                   9,595.20                9,595.58
 1/31/2003              9,624.41                   9,287.58                9,303.17
 2/28/2003              9,507.04                   9,059.04                9,140.35
 3/31/2003              9,812.21                   8,958.92                9,110.18
 4/30/2003             10,633.80                   9,728.04                9,917.50
 5/31/2003             11,666.67                  10,327.16               10,482.15
 6/30/2003             11,854.46                  10,525.45               10,662.24
 7/31/2003             12,723.00                  10,747.94               10,877.51
 8/31/2003             13,450.70                  11,032.46               11,111.18
 9/30/2003             13,286.38                  11,092.76               11,178.05
10/31/2003             14,624.41                  11,723.67               11,840.27
11/30/2003             15,258.22                  11,941.29               12,019.22
12/31/2003             15,164.32                  12,661.65               12,772.35
 1/31/2004             15,727.70                  12,927.31               12,977.30
 2/29/2004             15,727.70                  13,203.36               13,194.61
 3/31/2004             15,751.17                  13,146.94               13,107.05
 4/30/2004             15,164.32                  12,807.08               12,838.60
 5/31/2004             15,352.11                  12,850.43               12,945.73
 6/30/2004             15,892.02                  13,066.69               13,221.54
 7/31/2004             14,718.31                  12,578.40               12,789.85
 8/31/2004             14,366.20                  12,585.64               12,846.07
 9/30/2004             15,375.59                  12,922.06               13,089.08
10/31/2004             15,586.85                  13,230.87               13,409.38
11/30/2004             16,971.83                  13,968.71               14,113.79
12/31/2004             17,629.11                  14,481.76               14,652.56
 1/31/2005             17,159.62                  14,206.45               14,322.66
 2/28/2005             17,723.00                  14,659.74               14,776.38
 3/31/2005             16,971.83                  14,354.58               14,490.79
 4/30/2005             15,915.49                  14,033.06               14,173.83
 5/31/2005             16,877.93                  14,271.41               14,425.66
 6/30/2005             17,582.16                  14,423.95               14,550.48
 7/31/2005             18,333.33                  14,993.94               15,058.76
 8/31/2005             17,981.22                  15,178.90               15,172.23
 9/30/2005             18,262.91                  15,583.49               15,566.31
10/31/2005             17,582.16                  15,231.54               15,188.65
11/30/2005             18,286.38                  15,714.92               15,694.73
12/31/2005             19,128.09                  16,203.59               16,042.44
 1/31/2006             20,230.71                  17,036.36               16,758.79
 2/28/2006             20,206.74                  16,917.21               16,733.84
 3/31/2006             20,782.02                  17,350.19               17,101.80
 4/30/2006             21,549.06                  17,824.63               17,621.02
 5/31/2006             20,326.59                  17,165.12               17,019.11
 6/30/2006             20,374.53                  17,127.70               17,014.12
 7/31/2006             20,518.35                  17,130.51               17,120.30
 8/31/2006             21,093.63                  17,580.73               17,564.69
 9/30/2006             21,165.54                  17,821.46               17,774.13
10/31/2006             22,004.49                  18,391.46               18,426.49
11/30/2006             22,747.56                  18,917.38               18,877.72
12/31/2006             23,417.66                  19,330.31               19,261.52
 1/31/2007             23,772.47                  19,628.35               19,488.91
 2/28/2007             23,636.01                  19,430.41               19,387.49
 3/31/2007             24,291.05                  19,821.37               19,742.39
 4/30/2007             25,055.26                  20,579.34               20,613.06
 5/31/2007             26,037.82                  21,214.92               21,190.63
 6/30/2007             25,819.47                  21,184.06               21,027.18
 7/31/2007             25,491.95                  20,755.51               20,561.50
 8/31/2007             25,437.37                  20,720.57               20,545.91
 9/30/2007             27,238.72                  21,565.38               21,522.97
10/31/2007             28,521.51                  22,300.40               22,183.12
11/30/2007             26,747.44                  21,318.94               21,276.37
12/31/2007             26,396.84                  21,123.29               21,001.87
 1/31/2008             24,160.32                  19,633.57               19,396.92
 2/29/2008             24,189.75                  19,458.37               19,284.66
 3/31/2008             23,718.90                  19,336.75               19,099.81
 4/30/2008             25,013.73                  20,183.31               20,103.66
 5/31/2008             25,720.00                  20,462.38               20,410.20
 6/30/2008             23,983.75                  18,770.17               18,782.35
 7/31/2008             23,248.05                  18,332.63               18,323.41
 8/31/2008             22,335.79                  18,131.07               18,066.03
 9/30/2008             19,775.56                  16,214.18               15,917.29
10/31/2008             15,891.07                  13,300.69               12,899.36
11/30/2008             14,596.25                  12,409.18               12,064.40
12/31/2008             14,918.97                  12,932.67               12,451.47
 1/31/2009             13,658.22                  11,964.04               11,360.65
 2/28/2009             12,367.44                  10,945.03               10,197.78
 3/31/2009             13,147.91                  11,671.40               10,966.79
 4/30/2009             14,048.45                  12,771.44               12,197.03
 5/31/2009             15,159.12                  13,925.21               13,302.16
 6/30/2009             15,039.05                  13,897.68               13,242.14
 7/31/2009             16,419.88                  15,058.19               14,363.71
 8/31/2009             16,900.17                  15,656.79               14,956.29
 9/30/2009             17,560.56                  16,228.35               15,552.42
10/31/2009             17,200.35                  15,894.29               15,275.73
11/30/2009             17,950.80                  16,512.72               15,899.94
12/31/2009             18,373.68                  16,949.85               16,185.45
 1/31/2010             17,492.95                  16,306.57               15,516.49
 2/28/2010             17,796.65                  16,533.81               15,735.22
 3/31/2010             19,132.92                  17,499.21               16,709.71
 4/30/2010             18,981.07                  17,566.78               16,712.06
 5/31/2010             17,158.89                  15,938.24               15,117.65
 6/30/2010             16,460.38                  15,461.89               14,593.13
 7/31/2010             17,918.13                  16,686.54               15,776.24
 8/31/2010             17,158.89                  16,046.57               15,187.23
 9/30/2010             18,889.96                  17,618.68               16,603.38
10/31/2010             19,770.68                  18,323.80               17,222.28
11/30/2010             19,345.51                  17,953.78               16,850.46
12/31/2010             20,601.72                  19,219.26               18,089.39
 1/31/2011             20,877.63                  19,491.58               18,498.07
 2/28/2011             21,521.44                  20,115.48               19,145.74
 3/31/2011             21,552.10                  20,156.26               18,956.93
 4/30/2011             22,379.84                  20,910.72               19,762.26
 5/31/2011             21,858.67                  20,460.47               19,352.29
 6/30/2011             21,582.75                  20,071.72               19,046.14
 7/31/2011             21,184.21                  19,617.99               18,700.79
 8/31/2011             19,344.77                  18,041.33               17,383.19
 9/30/2011             17,444.02                  16,188.36               15,881.79
10/31/2011             19,314.11                  17,874.84               17,524.55
11/30/2011             19,160.82                  17,554.84               17,096.68
12/31/2011             18,972.36                  17,305.26               17,087.18
 1/31/2012             20,092.04                  18,409.39               17,944.67
 2/29/2012             20,900.70                  19,322.90               18,821.24
 3/31/2012             21,025.11                  19,448.76               19,063.22
 4/30/2012             20,807.39                  19,106.25               18,846.74
 5/31/2012             18,879.05                  17,399.67               17,219.81
 6/30/2012             19,812.12                  18,174.20               18,097.26
 7/31/2012             20,029.84                  18,427.40               18,329.90

                                   [END CHART]

                    Data from 7/31/02 to 7/31/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2012
                                (% of Net Assets)

Apple, Inc. ..............................................................  2.9%
Microsoft Corp. ..........................................................  2.3%
Intel Corp. ..............................................................  2.0%
Chevron Corp. ............................................................  1.8%
Exxon Mobil Corp. ........................................................  1.2%
Valero Energy Corp. ......................................................  1.1%
Reinsurance Group of America, Inc. "A" ...................................  1.1%
Cardinal Health, Inc. ....................................................  1.1%
ITV plc ..................................................................  1.0%
Gaz de France S.A. .......................................................  1.0%

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                    o SECTOR ASSET ALLOCATION -- 7/31/2012 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                                 20.0%
INFORMATION TECHNOLOGY                                                     13.1%
CONSUMER DISCRETIONARY                                                     12.6%
ENERGY                                                                     11.1%
CONSUMER STAPLES                                                           10.0%
INDUSTRIALS                                                                 9.8%
HEALTH CARE                                                                 8.7%
MATERIALS                                                                   6.1%
UTILITIES                                                                   4.0%
TELECOMMUNICATION SERVICES                                                  3.5%
MONEY MARKET INSTRUMENTS                                                    1.8%

                                   [END CHART]

You will find a complete list of securities that the Fund owns on pages 13-22.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                  o ASSET ALLOCATION BY COUNTRY -- 7/31/2012 o

                   [PIE CHART OF ASSET ALLOCATION BY COUNTRY]

UNITED STATES                                                              44.1%
JAPAN                                                                       9.0%
UNITED KINGDOM                                                              7.5%
GERMANY                                                                     5.3%
SOUTH KOREA                                                                 3.1%
OTHER*                                                                     29.9%

                                   [END CHART]

* Includes countries with less than 3% of portfolio.

  Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

61.50% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2012, the Fund hereby designates the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The gross income derived from foreign sources during the fiscal year ended July 31, 2012, by the Fund was $10,905,000, and no taxes were paid in foreign countries.

For the fiscal year ended July 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $5,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Capital Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Capital Growth Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 21, 2012

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (98.9%)

             COMMON STOCKS (98.1%)

             CONSUMER DISCRETIONARY (12.6%)
             ------------------------------
             ADVERTISING (0.5%)
   219,124   WPP plc                                                    $  2,776
                                                                        --------
             APPAREL RETAIL (0.8%)
    87,200   Gap, Inc.                                                     2,572
    47,400   TJX Companies, Inc.                                           2,099
                                                                        --------
                                                                           4,671
                                                                        --------
             AUTOMOBILE MANUFACTURERS (2.9%)
   109,078   Daimler AG                                                    5,464
    15,862   Hyundai Motor Co. Ltd.                                        3,325
    68,450   KIA Motors Corp.                                              4,728
   318,000   Nissan Motor Co. Ltd.                                         3,028
                                                                        --------
                                                                          16,545
                                                                        --------
             BROADCASTING (1.0%)
 4,754,536   ITV plc                                                       5,628
                                                                        --------
             CABLE & SATELLITE (2.0%)
    85,600   Comcast Corp. "A"                                             2,786
    85,700   DIRECTV "A"*                                                  4,256
    47,100   Time Warner Cable, Inc.                                       4,000
                                                                        --------
                                                                          11,042
                                                                        --------
             DEPARTMENT STORES (2.3%)
   100,200   Macy's, Inc.                                                  3,591
   100,343   Next plc                                                      5,064
   664,397   Woolworths Holdings Ltd.                                      4,320
                                                                        --------
                                                                          12,975
                                                                        --------
             HOME IMPROVEMENT RETAIL (0.6%)
    67,900   Home Depot, Inc.                                              3,543
                                                                        --------
             HOUSEWARES & SPECIALTIES (0.4%)
    52,300   Jarden Corp.                                                  2,364
                                                                        --------
             PHOTOGRAPHIC PRODUCTS (0.8%)
   169,700   Nikon Corp.                                                   4,744
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             RESTAURANTS (0.7%)
   128,700   Brinker International, Inc.                                $  4,171
                                                                        --------
             SPECIALTY STORES (0.3%)
    22,900   PetSmart, Inc.                                                1,514
                                                                        --------
             TIRES & RUBBER (0.3%)
    36,956   Nokian Renkaat Oyj                                            1,477
                                                                        --------
             Total Consumer Discretionary                                 71,450
                                                                        --------
             CONSUMER STAPLES (10.0%)
             ------------------------
             BREWERS (0.5%)
    62,489   Heineken Holding N.V.                                         2,873
                                                                        --------
             DISTILLERS & VINTNERS (0.7%)
    34,586   Remy Cointreau                                                4,085
                                                                        --------
             DRUG RETAIL (1.3%)
    90,400   CVS Caremark Corp.                                            4,091
    92,200   Walgreen Co.                                                  3,352
                                                                        --------
                                                                           7,443
                                                                        --------
             FOOD RETAIL (3.3%)
    78,600   Alimentation Couche-Tard, Inc.                                3,723
    77,800   FamilyMart Co.                                                3,695
   308,936   Koninklijke Ahold N.V.                                        3,761
    21,300   Lawson, Inc.                                                  1,532
    42,500   Metro, Inc.                                                   2,359
   234,800   Safeway, Inc.                                                 3,651
                                                                        --------
                                                                          18,721
                                                                        --------
             HOUSEHOLD PRODUCTS (0.6%)
    40,000   Kimberly-Clark Corp.                                          3,476
                                                                        --------
             HYPERMARKETS & SUPER CENTERS (0.7%)
   818,470   Distribuidora Internacional                                   4,048
                                                                        --------
             PACKAGED FOODS & MEAT (2.1%)
    58,400   Campbell Soup Co.                                             1,934
    58,300   Kellogg Co.                                                   2,781
   122,593   Suedzucker AG                                                 4,233
   122,000   Toyo Suisan Kaisha Ltd.                                       2,940
                                                                        --------
                                                                          11,888
                                                                        --------
             PERSONAL PRODUCTS (0.3%)
   151,000   Hengan International Group Co. Ltd.                           1,436
                                                                        --------
             TOBACCO (0.5%)
    74,139   Imperial Tobacco Group plc                                    2,882
                                                                        --------
             Total Consumer Staples                                       56,852
                                                                        --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             ENERGY (10.7%)
             --------------
             COAL & CONSUMABLE FUELS (0.4%)
   556,000   China Shenhua Energy Co. Ltd. "H"                          $  2,076
                                                                        --------
             INTEGRATED OIL & GAS (6.4%)
   575,170   BP plc                                                        3,833
    92,800   Chevron Corp.                                                10,169
   174,768   ENI S.p.A.                                                    3,621
    76,400   Exxon Mobil Corp.                                             6,635
    41,603   Lukoil OAO ADR*                                               2,351
    76,390   Royal Dutch Shell plc "A"                                     2,604
   192,928   Statoil ASA                                                   4,606
    90,200   Suncor Energy, Inc.                                           2,758
                                                                        --------
                                                                          36,577
                                                                        --------
             OIL & GAS DRILLING (0.4%)
   140,000   Ensign Energy Services, Inc.                                  2,062
                                                                        --------
             OIL & GAS EQUIPMENT & SERVICES (0.6%)
   233,600   Petroleum Geo-Services ASA                                    3,445
                                                                        --------
             OIL & GAS EXPLORATION & PRODUCTION (0.9%)
    46,800   ConocoPhillips                                                2,548
       519   INPEX Holdings, Inc.                                          2,916
                                                                        --------
                                                                           5,464
                                                                        --------
             OIL & GAS REFINING & MARKETING (2.0%)
   455,200   JX Holdings, Inc.                                             2,214
    72,100   Phillips 66 Co.                                               2,711
   239,000   Valero Energy Corp.                                           6,573
                                                                        --------
                                                                          11,498
                                                                        --------
             Total Energy                                                 61,122
                                                                        --------
             FINANCIALS (19.6%)
             ------------------
             CONSUMER FINANCE (0.5%)
    81,800   Discover Financial Services                                   2,942
                                                                        --------
             DIVERSIFIED BANKS (7.8%)
 9,278,000   Bank of China Ltd. "H"                                        3,542
    39,200   Bank of Nova Scotia                                           2,046
 5,021,000   China Construction Bank Corp. "H"                             3,386
    49,626   Commonwealth Bank of Australia                                3,000
   385,800   Grupo Financiero Banorte S.A.                                 2,071
   210,964   HSBC Holdings plc                                             1,766
 6,758,000   Industrial and Commercial Bank of China Ltd. "H"              3,878
   355,800   Kasikornbank Public Co. Ltd. NVDR                             1,979
   641,500   Mitsubishi UFJ Financial Group, Inc.                          3,129

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    36,400   National Bank of Canada                                    $  2,711
   125,308   Nedbank Group Ltd.                                            2,735
   267,000   Overseas Chinese Town Asia Holdings Ltd.                      2,049
 1,079,000   Sumitomo Mitsui Trust Holdings, Inc.                          3,121
   132,600   U.S. Bancorp                                                  4,442
   140,500   Wells Fargo & Co.                                             4,750
                                                                        --------
                                                                          44,605
                                                                        --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.4%)
   168,900   BR Properties S.A.                                            1,970
                                                                        --------
             LIFE & HEALTH INSURANCE (2.0%)
    57,500   AFLAC, Inc.                                                   2,517
    52,800   MetLife, Inc.                                                 1,625
   168,300   Protective Life Corp.                                         4,697
    46,100   Prudential Financial, Inc.                                    2,226
                                                                        --------
                                                                          11,065
                                                                        --------
             MULTI-LINE INSURANCE (1.4%)
    36,300   Allianz Holding AG                                            3,622
   113,100   Assurant, Inc.                                                4,095
                                                                        --------
                                                                           7,717
                                                                        --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.7%)
   576,089   FirstRand Ltd.                                                1,924
    61,500   JPMorgan Chase & Co.                                          2,214
    29,690   ORIX Corp.                                                    2,839
   234,970   Pohjola Bank plc "A"                                          2,734
                                                                        --------
                                                                           9,711
                                                                        --------
             PROPERTY & CASUALTY INSURANCE (1.2%)
   180,855   Admiral Group                                                 3,096
    47,500   Allied World Assurance Co.                                    3,583
                                                                        --------
                                                                           6,679
                                                                        --------
             REAL ESTATE DEVELOPMENT (0.2%)
   576,000   China Overseas Land & Investment Ltd.                         1,361
                                                                        --------
             REGIONAL BANKS (0.3%)
   477,000   Resona Holdings, Inc.                                         1,960
                                                                        --------
             REINSURANCE (3.3%)
    85,154   Hannover Rueckversicherungs                                   5,110
    36,096   Muenchener Rueckversicherungs-Gesellschaft AG                 5,134
   112,832   Reinsurance Group of America, Inc. "A"                        6,281
    27,100   RenaissanceRe Holdings Ltd.                                   2,005
                                                                        --------
                                                                          18,530
                                                                        --------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             SPECIALIZED FINANCE (0.8%)
   244,712   IG Group Holdings plc                                      $  1,721
   198,927   London Stock Exchange Group plc                               3,024
                                                                        --------
                                                                           4,745
                                                                        --------
             Total Financials                                            111,285
                                                                        --------
             HEALTH CARE (8.7%)
             ------------------
             BIOTECHNOLOGY (0.8%)
    27,500   Celgene Corp.*                                                1,882
    47,300   Gilead Sciences, Inc.*                                        2,570
                                                                        --------
                                                                           4,452
                                                                        --------
             HEALTH CARE DISTRIBUTORS (2.4%)
    70,400   AmerisourceBergen Corp.                                       2,795
   138,700   Cardinal Health, Inc.                                         5,977
    33,300   McKesson Corp.                                                3,021
    45,600   Suzuken Co. Ltd.                                              1,641
                                                                        --------
                                                                          13,434
                                                                        --------
             HEALTH CARE EQUIPMENT (0.7%)
    64,900   Baxter International, Inc.                                    3,797
                                                                        --------
             HEALTH CARE FACILITIES (0.7%)
   113,300   Community Health Systems, Inc.*                               2,788
    34,400   LifePoint Hospitals, Inc.*                                    1,312
                                                                        --------
                                                                           4,100
                                                                        --------
             HEALTH CARE SERVICES (0.9%)
    44,500   Catamaran Corp.*                                              3,761
    46,400   Omnicare, Inc.                                                1,457
                                                                        --------
                                                                           5,218
                                                                        --------
             LIFE SCIENCES TOOLS & SERVICES (0.4%)
    98,900   PerkinElmer, Inc.                                             2,527
                                                                        --------
             MANAGED HEALTH CARE (1.9%)
    73,500   Aetna, Inc.                                                   2,650
    83,600   CIGNA Corp.                                                   3,367
    92,200   UnitedHealth Group, Inc.                                      4,711
                                                                        --------
                                                                          10,728
                                                                        --------
             PHARMACEUTICALS (0.9%)
    95,179   Aspen Pharmacare Holdings Ltd.                                1,670
   172,462   Orion Oyj "B"                                                 3,446
                                                                        --------
                                                                           5,116
                                                                        --------
             Total Health Care                                            49,372
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             INDUSTRIALS (9.8%)
             ------------------
             AEROSPACE & DEFENSE (1.8%)
    41,000   Boeing Co.                                                 $  3,030
   453,038   Cobham plc                                                    1,651
    19,900   Lockheed Martin Corp.                                         1,777
    65,500   Raytheon Co.                                                  3,634
                                                                        --------
                                                                          10,092
                                                                        --------
             AIR FREIGHT & LOGISTICS (0.3%)
    91,742   Deutsche Post AG                                              1,653
                                                                        --------
             AIRLINES (1.7%)
    90,300   Alaska Air Group, Inc.*                                       3,147
   568,000   All Nippon Airways Co. Ltd.                                   1,316
   334,400   Delta Air Lines, Inc.*                                        3,227
   234,900   Southwest Airlines Co.                                        2,159
                                                                        --------
                                                                           9,849
                                                                        --------
             CONSTRUCTION & ENGINEERING (0.4%)
    62,100   URS Corp.                                                     2,178
                                                                        --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
   199,365   Fiat Industrial S.p.A.                                        1,962
                                                                        --------
             INDUSTRIAL CONGLOMERATES (1.4%)
   131,800   Alfa, S.A.B. de C.V. "A"                                      2,106
    63,200   Jardine Matheson Holdings Ltd.                                3,309
    17,174   SK Holdings Co. Ltd.                                          2,354
                                                                        --------
                                                                           7,769
                                                                        --------
             INDUSTRIAL MACHINERY (2.5%)
    86,586   Andritz AG                                                    4,747
    51,400   Eaton Corp.                                                   2,253
    63,300   Lincoln Electric Holdings, Inc.                               2,524
    64,865   Metso Corp.                                                   2,370
    31,500   Parker-Hannifin Corp.                                         2,530
                                                                        --------
                                                                          14,424
                                                                        --------
             OFFICE SERVICES & SUPPLIES (0.6%)
   122,700   Pitney Bowes, Inc.                                            1,639
    17,509   Societe BIC S.A.                                              1,778
                                                                        --------
                                                                           3,417
                                                                        --------
             TRADING COMPANIES & DISTRIBUTORS (0.8%)
   304,000   Marubeni Corp.                                                2,054
 1,705,300   Sojitz Corp.                                                  2,663
                                                                        --------
                                                                           4,717
                                                                        --------
             Total Industrials                                            56,061
                                                                        --------

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (13.1%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (1.2%)
   460,900   Brocade Communications Systems, Inc.*                      $  2,291
   277,400   Cisco Systems, Inc.                                           4,424
                                                                        --------
                                                                           6,715
                                                                        --------
             COMPUTER HARDWARE (4.4%)
    27,200   Apple, Inc.*                                                 16,613
   308,700   Dell, Inc.*                                                   3,667
    40,600   Diebold, Inc.                                                 1,313
   185,400   Hewlett-Packard Co.                                           3,382
                                                                        --------
                                                                          24,975
                                                                        --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    46,900   NeuStar, Inc. "A"*                                            1,661
                                                                        --------
             HEALTH CARE EQUIPMENT (0.5%)
   263,183   GN Store Nord A/S                                             3,148
                                                                        --------
             IT CONSULTING & OTHER SERVICES (1.0%)
    24,700   Accenture plc "A"                                             1,489
    74,516   Cap Gemini S.A.                                               2,729
    72,400   Nomura Research, Inc.                                         1,508
                                                                        --------
                                                                           5,726
                                                                        --------
             SEMICONDUCTORS (2.9%)
   431,900   Intel Corp.                                                  11,100
     4,488   Samsung Electronics Co. Ltd.                                  5,196
                                                                        --------
                                                                          16,296
                                                                        --------
             SYSTEMS SOFTWARE (2.8%)
   445,391   Microsoft Corp.                                              13,125
   195,800   Symantec Corp.*                                               3,084
                                                                        --------
                                                                          16,209
                                                                        --------
             Total Information Technology                                 74,730
                                                                        --------
             MATERIALS (6.1%)
             ----------------
             COMMODITY CHEMICALS (0.8%)
    34,034   Arkema, Inc.                                                  2,506
   410,000   Asahi Kasei Corp.                                             2,194
                                                                        --------
                                                                           4,700
                                                                        --------
             CONSTRUCTION MATERIALS (0.3%)
 1,276,500   PT Semen Gresik (Perssero) Tbk                                1,747
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             DIVERSIFIED CHEMICALS (1.1%)
    56,600   BASF SE                                                    $  4,142
    21,400   PPG Industries, Inc.                                          2,343
                                                                        --------
                                                                           6,485
                                                                        --------
             DIVERSIFIED METALS & MINING (2.0%)
   142,652   BHP Billiton plc                                              4,180
 1,707,578   Grupo Mexico S.A.B. de C.V. "B"                               4,802
     6,389   Korea Zinc Co. Ltd.                                           2,170
                                                                        --------
                                                                          11,152
                                                                        --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (1.2%)
    13,500   CF Industries Holdings, Inc.                                  2,643
    67,100   Sociedad Quimica y Minera Chile S.A. ADR                      4,021
                                                                        --------
                                                                           6,664
                                                                        --------
             PAPER PRODUCTS (0.4%)
   282,141   Mondi plc                                                     2,409
                                                                        --------
             STEEL (0.3%)
    60,178   Voestalpine AG                                                1,640
                                                                        --------
             Total Materials                                              34,797
                                                                        --------
             TELECOMMUNICATION SERVICES (3.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
    58,800   Nippon Telegraph & Telephone Corp.                            2,736
 1,743,015   Telecom Italia S.p.A.                                         1,426
                                                                        --------
                                                                           4,162
                                                                        --------
             WIRELESS TELECOMMUNICATION SERVICES (2.8%)
   183,300   America Movil S.A.B. de C.V. ADR "L"                          4,892
       496   KDDI Corp.                                                    3,435
   228,900   Mobile TeleSystems ADR                                        4,338
    78,000   SoftBank Corp.                                                3,000
                                                                        --------
                                                                          15,665
                                                                        --------
             Total Telecommunication Services                             19,827
                                                                        --------
             UTILITIES (4.0%)
             ----------------
             ELECTRIC UTILITIES (0.8%)
   778,019   Enel S.p.A.                                                   2,226
   757,006   Terna-Rete Elettrica Nationale S.p.A.                         2,528
                                                                        --------
                                                                           4,754
                                                                        --------
             GAS UTILITIES (0.6%)
   261,790   Gas Natural SDG S.A.                                          3,229
                                                                        --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
   126,500   Companhia Energetica de Sao Paulo                          $  2,301
   273,972   Drax Group plc                                                2,042
                                                                        --------
                                                                           4,343
                                                                        --------
             MULTI-UTILITIES (1.4%)
   478,697   Centrica plc                                                  2,379
   251,256   Gaz de France S.A.                                            5,622
                                                                        --------
                                                                           8,001
                                                                        --------
             WATER UTILITIES (0.4%)
    55,400   Companhia de Saneamento Basico do Estado de Sao Paulo         2,365
                                                                        --------
             Total Utilities                                              22,692
                                                                        --------
             Total Common Stocks (cost: $522,608)                        558,188
                                                                        --------
             PREFERRED SECURITIES (0.8%)

             ENERGY (0.4%)
             -------------
             INTEGRATED OIL & GAS (0.4%)
   125,600   Petroleo Brasileiro S.A. ADR                                  2,390
                                                                        --------
             Total Energy                                                  2,390
                                                                        --------
             FINANCIALS (0.4%)
             -----------------
             DIVERSIFIED BANKS (0.4%)
   489,300   Itausa - Investimentos Itau S.A.                              2,295
                                                                        --------
             Total Financials                                              2,295
                                                                        --------
             Total Preferred Securities (cost: $5,462)                     4,685
                                                                        --------
             Total Equity Securities (cost: $528,070)                    562,873
                                                                        --------
             MONEY MARKET INSTRUMENTS (1.8%)

             MONEY MARKET FUNDS (1.8%)
 9,932,319   State Street Institutional Liquid Reserve Fund,
               0.19%(a) (cost: $9,932)                                     9,932
                                                                        --------

             TOTAL INVESTMENTS (COST: $538,002)                         $572,805
                                                                        ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                       FORWARD                          CONTRACT         UNREALIZED
NUMBER OF                              CURRENCY          SETTLEMENT      VALUE         APPRECIATION
CONTRACTS    COUNTERPARTY              CONTRACTS            DATE         (000)                (000)
---------------------------------------------------------------------------------------------------
                                       CONTRACTS TO SELL (0.0%)
 6,607,000   State Street Bank and
               Trust Co.               Euro Currency      8/07/2012      $8,130                 $60
                                                                         --------------------------

                                       RECEIVABLE AMOUNT ($8,190)        $8,130                 $60
                                                                         ==========================

--------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $558,188                 $ -              $-   $558,188
  Preferred Securities                        4,685                   -               -      4,685
Money Market Instruments:
  Money Market Funds                          9,932                   -               -      9,932
Forward Currency
  Contracts to Sell*                              -                  60               -         60
--------------------------------------------------------------------------------------------------
Total                                      $572,805                 $60              $-   $572,865
--------------------------------------------------------------------------------------------------

* Forward currency contracts are valued at the unrealized appreciation/ (depreciation) of the contract.

For the period of August 1, 2011, through July 31, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2012

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 54.8% of net assets at July 31, 2012.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company Limited.

o SPECIFIC NOTES

  (a) Rate represents the money market fund annualized seven-day yield at July 31, 2012.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2012

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $538,002)          $ 572,805
   Cash denominated in foreign currencies (identified cost of $18)               18
   Receivables:
      Capital shares sold                                                        44
      USAA Asset Management Company (Note 6D)                                   150
      Dividends and interest                                                    924
      Securities sold                                                         6,455
   Unrealized appreciation on foreign currency contracts held, at value          59
                                                                          ---------
         Total assets                                                       580,455
                                                                          ---------
LIABILITIES
   Payables:
      Securities purchased                                                   10,519
      Capital shares redeemed                                                   471
   Accrued management fees                                                      357
   Accrued transfer agent's fees                                                 26
   Other accrued expenses and payables                                          178
                                                                          ---------
         Total liabilities                                                   11,551
                                                                          ---------
            Net assets applicable to capital shares outstanding           $ 568,904
                                                                          =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $ 788,705
   Accumulated undistributed net investment income                            5,274
   Accumulated net realized loss on investments                            (259,853)
   Net unrealized appreciation of investments                                34,803
   Net unrealized depreciation of foreign currency translations                 (25)
                                                                          ---------
            Net assets applicable to capital shares outstanding           $ 568,904
                                                                          =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                               88,283
                                                                          =========
   Net asset value, redemption price, and offering price per share        $    6.44
                                                                          =========

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $991)                       $ 16,086
   Interest                                                                      10
   Securities lending (net)                                                       1
                                                                           --------
         Total income                                                        16,097
                                                                           --------
EXPENSES
   Management fees                                                            4,249
   Administration and servicing fees                                            886
   Transfer agent's fees                                                      2,448
   Custody and accounting fees                                                  217
   Postage                                                                      136
   Shareholder reporting fees                                                    59
   Trustees' fees                                                                13
   Registration fees                                                             31
   Professional fees                                                             92
   Other                                                                         17
                                                                           --------
         Total expenses                                                       8,148
   Expenses reimbursed                                                         (473)
                                                                           --------
         Net expenses                                                         7,675
                                                                           --------
NET INVESTMENT INCOME                                                         8,422
                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments (net of foreign taxes withheld of $69)                    (18,063)
      Foreign currency transactions                                              51
   Change in net unrealized appreciation/depreciation of:
      Investments                                                           (28,751)
      Foreign currency translations                                             (65)
                                                                           --------
         Net realized and unrealized loss                                   (46,828)
                                                                           --------
   Decrease in net assets resulting from operations                        $(38,406)
                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                2012                 2011
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   8,422            $   9,270
   Net realized gain (loss) on investments                        (18,063)              64,396
   Net realized gain (loss) on foreign currency transactions           51                 (102)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 (28,751)              42,906
      Foreign currency translations                                   (65)                   9
                                                                ------------------------------
      Increase (decrease) in net assets resulting
         from operations                                          (38,406)             116,479
                                                                ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (8,266)              (6,823)
                                                                ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       70,631              119,080
   Reinvested dividends                                             8,197                6,769
   Cost of shares redeemed                                       (147,116)            (198,063)
                                                                ------------------------------
      Decrease in net assets from capital
         share transactions                                       (68,288)             (72,214)
                                                                ------------------------------
   Net increase (decrease) in net assets                         (114,960)              37,442

NET ASSETS
   Beginning of year                                              683,864              646,422
                                                                ------------------------------
   End of year                                                  $ 568,904            $ 683,864
                                                                ==============================
Accumulated undistributed net investment income:
   End of year                                                  $   5,274            $   4,902
                                                                ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     11,172               18,036
   Shares issued for dividends reinvested                           1,359                1,007
   Shares redeemed                                                (23,267)             (29,608)
                                                                ------------------------------
      Decrease in shares outstanding                              (10,736)             (10,565)
                                                                ==============================

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and of the the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

         particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

         of a security may differ materially from the fair value price.
         Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain forward currency contracts value based on methods discussed in Note 1C.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2012* (IN THOUSANDS)

                                ASSET DERIVATIVES                 LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------
DERIVATIVES NOT       STATEMENT OF                          STATEMENT OF
ACCOUNTED FOR AS      ASSETS AND                            ASSETS AND
HEDGING               LIABILITIES                           LIABILITIES
INSTRUMENTS           LOCATION              FAIR VALUE      LOCATION              FAIR VALUE
--------------------------------------------------------------------------------------------
Foreign exchange      Net unrealized            $60**       -                         $-
contracts             appreciation of
                      foreign currency
                      translations
--------------------------------------------------------------------------------------------

* For open derivative instruments as of July 31, 2012, see the portfolio of investments, which is also indicative of activity for the period ended July 31, 2012.

** Includes cumulative appreciation (depreciation) of forward currency contracts as reported on the portfolio of investments.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2012 (IN THOUSANDS)

DERIVATIVES                                                          CHANGE IN
NOT ACCOUNTED        STATEMENT OF                                    UNREALIZED
FOR AS HEDGING       OPERATIONS               REALIZED GAIN          APPRECIATION
INSTRUMENTS          LOCATION                 ON DERIVATIVES         ON DERIVATIVES
-----------------------------------------------------------------------------------------
Foreign exchange     Net realized             $348                   $60
contracts            gain (loss) on
                     foreign currency
                     transactions
-----------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

   identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2012, the Fund paid CAPCO facility fees of $4,000, which represents 1.1% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for passive foreign investment corporations and foreign currency adjustments resulted in reclassifications to the statement of assets and liabilities to increased accumulated undistributed

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

net investment income and accumulated net realized loss on investments by $216,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2012, and 2011, was as follows:

                                           2012                        2011
                                       -------------------------------------
Ordinary income*                       $8,266,000                 $6,823,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $   5,353,000
Accumulated capital and other losses                              (259,412,000)
Unrealized appreciation of investments                              34,283,000
Unrealized depreciation on foreign currency translations               (25,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

At July 31, 2012, the Fund had a pre-enactment capital loss carryforward of $241,184,000 and a post-enactment net capital loss carryforward of $6,812,000, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended July 31, 2012, the Fund deferred to August 1, 2012, post-October capital losses of $11,416,000. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-----------------------------------------
EXPIRES                         BALANCE
-------                      ------------
 2017                        $124,315,000
 2018                         116,869,000
                             ------------
                 Total       $241,184,000
                             ============

POST-ENACTMENT CAPITAL LOSS CARRYFORWARDS
------------------------------------------
              TAX CHARACTER
------------------------------------------
(NO EXPIRATION)                   BALANCE
----------------                ----------
 Short-Term                     $6,812,000
                                ----------
                    Total       $6,812,000
                                ==========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2012, and each of the three preceding fiscal years, remain subject to examination

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2012, were $589,898,000 and $663,152,000, respectively.

As of July 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $538,522,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2012, for federal income tax purposes, were $62,247,,000 and $27,964,000, respectively, resulting in net unrealized appreciation of $34,283,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Citibank retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Citibank receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Citibank has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2012, the Fund received securities-lending income of $1,000, which is net of the 20% income retained by Citibank. As of July 31, 2012, the Fund had no securities out on loan.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The performance period for the Fund consists of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                      ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                        AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------------
+/- 1.00% to 4.00%                         +/- 0.04%
+/- 4.01% to 7.00%                         +/- 0.05%
+/- 7.01% and greater                      +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $4,249,000, which included a (0.03)% performance adjustment of $(179,000).

B. SUBADVISORY AGREEMENT -- The Manager has entered into an investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate net assets that Batterymarch manages in the USAA Cornerstone Moderately Aggressive Fund and the USAA Capital Growth Fund combined, in the annual amount of 0.25% of the first $250 million of assets, 0.21%

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

   on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended July 31, 2012, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $1,214,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $886,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2012, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2012, to limit the annual expenses of the Fund to 1.30% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2012, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2012, the Fund incurred reimbursable expenses of $473,000, of which $150,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

   charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,448,000.

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED JULY 31,
                              -------------------------------------------------------------
                                  2012          2011         2010         2009         2008
                              -------------------------------------------------------------
Net asset value at
  beginning of period         $   6.91      $   5.90     $   5.47     $   7.90     $   9.34
                              -------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .10           .08          .05          .09          .08
  Net realized and
    unrealized gain (loss)        (.48)          .99          .45        (2.42)        (.80)
                              -------------------------------------------------------------
Total from investment
  operations                      (.38)         1.07          .50        (2.33)        (.72)
                              -------------------------------------------------------------
Less distributions from:
  Net investment income           (.09)         (.06)        (.07)        (.10)        (.05)
  Realized capital gains             -             -            -            -         (.67)
                              -------------------------------------------------------------
Total distributions               (.09)         (.06)        (.07)        (.10)        (.72)
                              -------------------------------------------------------------
Net asset value at
  end of period               $   6.44      $   6.91     $   5.90     $   5.47     $   7.90
                              =============================================================
Total return (%)*                (5.45)        18.23         9.12       (29.37)       (8.80)
Net assets at
  end of period (000)         $568,904      $683,864     $646,422     $590,330     $817,210
Ratios to average
  net assets:**
  Expenses (%)(a),(b)             1.30          1.30         1.30         1.26         1.20
  Expenses, excluding
    reimbursements (%)(b)         1.38          1.34         1.44         1.63         1.41
  Net investment income (%)       1.43          1.31         1.00         1.83         1.26
Portfolio turnover (%)             100           113          219          285          210

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2012, average net assets were $589,968,000.
(a) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets. Prior to December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.20% of the Fund's average net assets from December 1, 2006, through November 30, 2008.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2012, through July 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                    BEGINNING             ENDING          DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE     FEBRUARY 1, 2012 -
                                 FEBRUARY 1, 2012     JULY 31, 2012       JULY 31, 2012
                                 ---------------------------------------------------------
Actual                              $1,000.00           $  996.90              $6.45

Hypothetical
 (5% return before expenses)         1,000.00            1,018.40               6.52

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (0.31)% for the six-month period of February 1, 2012, through July 31, 2012.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENTS

July 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group")

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was equal to the median of its expense group and above the median of its expense universe.

The Board took into account the various services provided to the Fund by the Manager and its affiliates.

The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/ objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2011, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2011.

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2011, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2011. The Board took into account management's discussion of the Fund's performance, including the impact of current market conditions on the Subadviser's investment style.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the Fund's subadvisory fees. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices.

The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees*. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

  * Effective August 1, 2012, Patrick Bannigan joined the Board of Trustees of the Trust.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PATRICK BANNIGAN(3, 4, 5, 6)
Trustee
Born: November 1965
Year of Election or Appointment: 2012

Director, Rx Matters Foundation, Inc. (12/11-present), a nonprofit foundation established to receive, obtain, and distribute medicines and other health care items to people in need; Director, All-In to Fight Cancer

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

(7/10-present), a nonprofit organization founded to educate and raise money in the effort to treat and find a cure for cancer; Senior Vice President and General Manager, RiverSource Investments (10/06-6/10). Mr. Bannigan brings to the Board extensive experience in the financial services industry, including experience as an officer of various mutual fund companies as well as over 23 years' mutual fund board-related experience.

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

TRUSTEES                              Daniel S. McNamara
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Paul L. McNamara
                                      Patrick Bannigan
--------------------------------------------------------------------------------
ADMINISTRATOR AND                     USAA Asset Management Company
INVESTMENT ADVISER                    P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                       USAA Investment Management Company
DISTRIBUTOR                           P.O. Box 659453
                                      San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "My Accounts" on
SELF-SERVICE 24/7                     usaa.com select "Investments,"
AT USAA.COM                           then "Mutual Funds"

OR CALL                               Under "Investments" view
(800) 531-USAA                        account balances, or click
        (8722)                       "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA      WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    36844-0912                               (C)2012, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2012 and 2011 were $391,388 and $391,388, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for July 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     09/27/2012
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     10/01/2012
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/28/2012
         ------------------------------
*Print the name and title of each signing officer under his or her signature.